--------------------------------------------------------------------------------
PeopleSoft
Logo here                  SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------

This Service Alliance Master Agreement ("Agreement) is made as of the Effective Date set forth below ("EFFECTIVE DATE") by and between PeopleSoft, Inc. ("PEOPLESOFT"), a Delaware corporation having a place of business at 4460
Hacienda Drive, Pleasanton, California 94588 and Intelligroup, Inc. and its wholly owned subsidiary Empower, Inc. ("COMPANY"), having a place of business at 3343 Peachtree Rd., Suite 270, Atlanta, GA 30326.

THE PEOPLESOFT CONTACT FOR THIS AGREEMENT IS:  alliances@peoplesoft
THE COMPANY CONTACT FOR THIS AGREEMENT IS:     Kurt Collins
TELEPHONE:                                     (404) 995-3815
STREET ADDRESS:                                3343 Peachtree Rd., Suite 270
CITY, ST ZIP:                                  Atlanta, GA  30326
EMAIL ADDRESS:                                 kurt_collins@empowersolutions.com
COMPANY WEB SITE URL:                          www.empowersolutions.com

The parties agree as follows:

1.   DEFINITIONS
"Agreement" means this document, its attachments, all addenda, schedules, exhibits, and any amendments to the foregoing.

"Change of Control" shall be deemed to have occurred if any person, entity or group comes to own or control, directly or indirectly, beneficially or of record, voting securities or any form of controlling interest which represents more than 50% percent of the total voting power of one of the parties to this Agreement.

"Term" means the one (1) year period beginning on the Effective Date.

2.   TRADEMARKS AND LOGOS
All trademarks, service marks, trade names or other words or symbols ("Marks") identifying each party's products and services are and will remain their respective exclusive property. Neither party will take any action that jeopardizes the other party's proprietary rights or acquire any rights in the Marks. Except as specifically stated otherwise in an Addendum or Amendment hereto, no license to use any PeopleSoft or Company logo is granted in this section.

3.   NO ADDITIONAL WARRANTIES
Company will not make any representations or create any warranties, express or implied, concerning PeopleSoft's software products or services, other than those stated in PeopleSoft's standard license agreements.

4.   APPROVAL OF PRESS RELEASES
If Company desires to issue a press release or other public announcement concerning Company's relationship or dealings with PeopleSoft, Company shall obtain PeopleSoft's prior written approval of any such press release or announcement.

5.   CONFIDENTIALITY
Company understands that PeopleSoft does not wish to receive any information that may be considered confidential and/or proprietary to Company or to any third party. To the extent any information disclosed to a party hereunder is considered confidential or proprietary, the parties agree to the following mutual non-disclosure terms:
a) The term "Confidential Information" shall mean any and all information which is disclosed by either party to the other verbally, electronically, visually, or in a written or other tangible form which is either identified or should be reasonably understood to be confidential or proprietary. Confidential Information includes but is not limited to, trade secrets, computer programs, software, documentation, training materials, formulas, data inventions, techniques, marketing plans, strategies, and forecasts.

b) Both parties shall keep Confidential Information in strict confidence and shall not disclose it to any third party. Both parties shall only use Confidential Information solely in a manner consistent with the terms of this Agreement and only in furtherance of the mutually beneficial relationship between the parties. Receiving party's internal disclosure of Confidential Information shall be only to those employees or agents having a need to know such information in connection with this Agreement and only insofar as such persons are bound by a nondisclosure agreement consistent with these nondisclosure terms. A party shall promptly notify the other of any unauthorized disclosure or use of Confidential Information by any person.

c) This Agreement imposes no obligation upon the parties with respect to Confidential Information which either party can establish by legally sufficient evidence: (a) was in the possession of, or was rightfully known by Recipient without an obligation to maintain its confidentiality prior to receipt form the other party; (b) is or becomes generally known to the public without

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PeopleSoft
Logo here                  SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------

     violation of this Agreement; (c) is obtained by Recipient in good faith from third party having the right to disclose it without an obligation on confidentiality; (d) is independently developed by Recipient without the participation of individuals who have had access to the Confidential Information; and (e) is required to be disclosed by court order provided diligent efforts are undertaken to limit disclosure and prior notice is given to the disclosing party.
d) The obligations under this Agreement with respect to Confidential Information shall continue for a period of five (5) years from the date of each disclosure and shall survive the termination of this Agreement. All Confidential Information shall be returned to the Discloser within five (5) days of the provision of written notice requesting return of the Confidential Information.

6.   TERM AND TERMINATION
a) Unless otherwise terminated as set forth herein, this Agreement shall be for a single one (1) year term and may be extended only as the parties mutually agree in writing.
b) This Agreement may be terminated by either party upon thirty (30) days prior written notice with or without cause.
c) If either party undergoes a Change of Control, the other party shall have the option to immediately terminate this Agreement.
d) Upon termination of this Agreement, each party shall return to the other (or certify destruction of) all Confidential Information, including, but not limited to, software and related materials, in its possession provided by the other party for purposes of this Agreement.
e) In the event of expiration or termination of this Agreement, the following Sections shall survive: 3, 5, 6, 7, 8, 9, 10, 12 and 14.

7.   STATUS OF COMPANY
Company is an independent contractor under this Agreement and nothing in this Agreement authorizes Company to act as an agent of PeopleSoft or bind PeopleSoft to act as an agent of Company or bind Company to any transaction. It is expressly understood that this Agreement does not establish a franchise relationship, legal partnership or joint venture. Each party is solely responsible for its employees, including terms of employment, wages, hours, taxes and any required insurance.

8.   FREEDOM OF ACTION
Nothing in this Agreement shall be construed as prohibiting or restricting either party from independently developing or acquiring and marketing materials, programs, software or services which are competitive with those of the other party or from entertaining into the same or similar agreements with others.

9.   LIMITATION OF LIABILITY
a) In the even of failure of either party to fulfill any of its obligations hereunder, the exclusive remedy of the other party under this Agreement shall be to request performance of such obligation. If such performance is not rendered, the other party's sole remedy shall be to terminate this Agreement. Notwithstanding the foregoing, either party shall have the right to enforce any and all rights regarding patents, copyrights, trademarks, tradenames, trade secrets or Confidential Information, by any appropriate action, including actions for damages and equitable relief, or any other remedy available under applicable law.
b) IN NO EVENT SHALL EITHER PARTY HAVE ANY RIGHT HEREUNDER AGAINST THE OTHER FOR ANY SPECIAL OR INDIRECT DAMAGES, LOST PROFITS OR OTHER CONSEQUENTIAL DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

10.  INDEMNIFICATION
Company shall indemnify and defend PeopleSoft against any and all claims brought against PeopleSoft alleging Company's software products infringe any patent or copyright and against any and all claims brought against PeopleSoft concerning the services provided by Company to PeopleSoft customers; provided that Company is given prompt notice of such claim and is given information, reasonable assistance, and sole authority to defend or settle the claim.

11.  NO ASSIGNMENT OR DELEGATION
This Agreement may not be assigned or transferred by Company (by operation of law or otherwise), without the express written consent of PeopleSoft. For purposes of this clause, the term assignment includes the sale or transfer of all or a substantial portion of the assets of Company. Any attempted assignment in violation of this section shall be null and void ab initio.

12.  PAYMENT TERMS
Company shall pay all amounts due hereunder within thirty (30) days from the date of the invoice. If Company fails to remit payment within such thirty (30) day period, Company shall pay interest on the amount due hereunder at the rate of one percent (1%) per month, or the highest rate permitted to be charged by applicable law, whichever is lower. All fees due hereunder are non-refundable and non-cancelable. Renewal fees, annual program fees and software maintenance fees will be billed on an annual basis, payable in advance. Company shall be responsible for all taxes associated with the

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PeopleSoft
Logo here                  SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------

software and/or services provided hereunder, exclusive of taxes based on PeopleSoft's income. Should Company elect not to pay the annual software maintenance fees which may become due hereunder, and subsequently requests such software maintenance, PeopleSoft shall reinstate the maintenance only after Company pays PeopleSoft the annual then-current fee plus all cumulative fees that would have been payable had Company paid all maintenance fees when they became due.

13.  NOTICES
All notices to be given pursuant to this Agreement shall be in writing and sent by registered mail, overnight mail, courier, or transmitted by facsimile (if confirmed by such mailing), to the addresses indicated on the first page of this Agreement, or such other address as either party may indicate by at least ten
(10) days prior written notice to the other party. Notices to PeopleSoft shall be sent to the attention of PeopleSoft Corporate Legal with an email copy to alliances@peoplesoft.com.

14.  GENERAL
If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The section headings herein are provided for convenience only and have no substantive effect on the construction of this Agreement. The failure by a party to exercise any right hereunder shall not operate as a waiver of such party's right to exercise such right or any other right in the future. PeopleSoft will, from time to time, establish internal procedures for administering this Agreement and, although some of these procedures may not be included herein, Company agrees to comply with them to the extent they do not alter this Agreement. Each party shall hear its own costs and expenses incurred in the execution of this Agreement. Transmitted copies are considered documents equivalent to original documents. For the purpose of this Agreement, transmitted copies means reproduced documents that are transmitted via photocopy, facsimile or process that accurately transmits the original documents. This Agreement shall be governed by the laws of the State of California, excluding choice of law principles. Venue shall be in San Francisco, California. This Agreement and its Addenda and Exhibits, if any, constitute the complete and exclusive statement of the agreement between the parties regarding the subject matter hereof, and supersede all prior agreements, oral or written, on this subject. This Agreement may only be amended in writing signed by both parties' authorized signatories. This Agreement is made as of the Effective Date.

This Agreement must be executed by Company within sixty (60) days following MAY 2, 2000 to be valid.
-----------


ACCEPTED BY:                                    ACCEPTED BY:
INTELLIGROUP, INC. AND ITS WHOLLY OWNED         PEOPLESOFT, INC.
SUBSIDIARY EMPOWER, INC.


/s/ Kurt Collins                                /s/ Bill Parsons
--------------------------------------          --------------------------------
Authorized Signature                            Authorized Signature


Kurt Collins, VP Empower Solutions              BILL PARSONS, ALLIANCES V.P.
--------------------------------------          --------------------------------
Printed Name and Title                          Printed Name and Title
                                                Effective Date:   5/5/00
                                                               ------------
                                                (To be completed by PeopleSoft)


                                                    ----------------------
                                                         Standard Form
                                                           Agreement

                                                      RK 5/2/2000 3:23 PM
                                                    ----------------------

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PeopleSoft
Logo here                  SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------

This CERTIFIED IMPLEMENTATION PARTNER ADDENDUM to the Service Alliance Master Agreement (the "Agreement") between PeopleSoft and Intelligroup, Inc. and its wholly owned subsidiary Empower, Inc. ("Company") is made as of the Effective Date, shall have the same Term, is made part of, and is subject to the terms and conditions of the Agreement.

The parties hereby agree as follows:

1.   DEFINITIONS
Unless otherwise defined herein, capitalized terms used in this Addendum shall have the same meaning as those used in the Agreement.

     "Customer(s)" means companies having a current license to use PeopleSoft software products for internal data processing purposes.

     "Services" means consulting services provided to Customers for the purpose of assisting Customers with the implementation and use of PeopleSoft products.

     "Territory" means the United States and Canada.

2.   PEOPLESOFT'S ADDITIONAL RIGHTS AND RESPONSIBILITIES
PeopleSoft shall:
a) Designate Company as a participant in PeopleSoft's Alliance Program within the Territory and list Company's name on PeopleSoft's internet site and/or provide a hypertext link to Company's web site, which Company hereby consents to;
b) Provide Company with access to PeopleSoft's Software and Software Support Services in accordance with PeopleSoft's standard terms for alliances, upon Company's payment of appropriate additional fees;
c) Provide Company with access to training for PeopleSoft software for Company's employees, in accordance with PeopleSoft's standard terms for alliances and at then current rates;
d)   Permit Company to use the designated  Alliance Program logo as set forth in
     Section 4 below; and
e) Provide Company with access to PeopleSoft's Customer Connection and Alliance Connection, in accordance with PeopleSoft's standard terms for alliances.

3.   COMPANY'S ADDITIONAL RIGHTS AND RESPONSIBILITIES
Company shall:
a)   Abide by PeopleSoft's Alliance Program guidelines;
b) Not develop or provide training programs for Customer employees (and/or consultants) associated with Customer's implementation team;
c) Unless Company has signed an Education Services Partner Addendum to this Agreement, not provide any end user training to customers using PeopleSoft's end user training products;
d) Pay PeopleSoft a one-time non-refundable new Certified Implementation Partner initiation fee as indicated in the fee schedule below;
e) Pay PeopleSoft a non-refundable annual alliance program membership fee as indicated in the fee schedule below (PeopleSoft reserves the right to change partner fees upon renewal or extension of the Agreement);
f) Allow PeopleSoft to use Company's alliance program logo or such other logo Company may designate from time to time, subject to Company's written approval of each such use as PeopleSoft has agreed to in the below section entitled "Logo Use License"; and
g) List PeopleSoft's name on Company's Internet site and/or provide a hypertext link to PeopleSoft's web site, which PeopleSoft hereby consents to.

4.   LOGO USE LICENSE
During the term of this Agreement, PeopleSoft grants Company a non-exclusive limited right to use the PeopleSoft-designated Alliance Program logo on Company's business cards, letterhead and related sales, marketing and promotional materials subject to the color and size restrictions set forth in PeopleSoft's guidelines, which are subject to change from time to time at PeopleSoft's sole discretion. No PeopleSoft logo is to be used on Company's product or product packaging. Company agrees to submit to PeopleSoft samples of Company's proposed use of the PeopleSoft-designated Alliance Program logo for PeopleSoft's inspection and written approval prior to actual use. Upon expiration or termination of this Agreement, Company shall cease to use the designated PeopleSoft logo and delete it from any and all of Company's sales, promotion, marketing materials, business cards and letterhead immediately. PeopleSoft reserves the right to charge a license fee for any future use of the logo at any time upon reasonable notice. PeopleSoft shall have the right to terminate this logo use license grant at any time for any reason upon written notice. Notwithstanding the foregoing, PeopleSoft reserves the right to change, modify and/or replace the designated logo at any time.

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PeopleSoft
Logo here                  SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------

5.   TRAINING SERVICES
PeopleSoft will provide Company with access to training on PeopleSoft software pursuant to PeopleSoft's standard published guidelines and procedures for alliance program participants. Company understands and agrees that Company's continued access to training will be conditioned on Company's compliance with PeopleSoft's guidelines and procedures. Company must designate an initial Training Administrator below to enroll in classes.


INITIAL TRAINING ADMINISTRATOR INFORMATION:

NAME:      Kurt Collins
ADDRESS:   3343 Peachtree Rd., Suite 270, Atlanta, GA  30326
TELEPHONE: 404-995-3815
FAX:       404-995-3835
E-MAIL:    kurt_collins@empowersolutions.com

6.   SERVICES TO CUSTOMERS
Company understands that PeopleSoft does not support software licensed by Customers which was not installed by PeopleSoft.

CERTIFIED IMPLEMENTATION PARTNER FEE SCHEDULE:

        ----------------------------------------------------------
        NEW CERTIFIED IMPLEMENTATION PARTNER               WAIVED
        INITIATION FEE
        ----------------------------------------------------------
        ANNUAL ALLIANCE PROGRAM FEE                        $20,000
        ----------------------------------------------------------
        TOTAL FEES DUE                                     $20,000
        ----------------------------------------------------------


ACCEPTED BY:                                    ACCEPTED BY:
INTELLIGROUP, INC. AND ITS WHOLLY OWNED         PEOPLESOFT, INC.
SUBSIDIARY EMPOWER, INC.


/s/ Kurt Collins                                /s/ Bill Parsons
--------------------------------------          --------------------------------
Authorized Signature                            Authorized Signature


Kurt Collins, VP Empower Solutions              BILL PARSONS, ALLIANCES V.P.
--------------------------------------          --------------------------------
Printed Name and Title                          Printed Name and Title


                                                    ----------------------
                                                         Standard Form
                                                           Agreement

                                                      RK 5/2/2000 3:23 PM
                                                    ----------------------

--------------------------------------------------------------------------------
PeopleSoft         SOFTWARE AND SUPPORT SERVICE ADDENDUM TO THE
Logo here               SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------

This Software and Support Services Addendum (this "Addendum") to the Service Alliance Master Agreement by and between PeopleSoft, Inc. ("PeopleSoft") and Intelligroup, Inc. and its wholly owned subsidiary Empower, Inc. ("Company") dated May 5, 2000 (the "Agreement") is entered into as of the date of PeopleSoft's signature below ("Addendum Effective Date") and is made part of and is subject to the terms and conditions of the Agreement.

The parties hereby agree to the following:

1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Addendum shall have the same meaning as those used in the Agreement or in any Addenda thereto.

2. TERM OF THIS ADDENDUM. The term of this Addendum shall begin on the Addendum Effective Date and end upon the expiration or termination of the Agreement ("Term").

3. SOFTWARE AND SUPPORT SERVICES. Upon payment in full as set forth in the Schedule, PeopleSoft agrees to provide software, technical support and related services to Company in accordance with PeopleSoft's standard terms for alliances.

    SOFTWARE - PeopleSoft will provide Company with a license to use PeopleSoft software during the Term pursuant to the terms of the Software License Terms and Conditions attached hereto as Exhibit A (the "License Agreement") and pursuant to the Schedule attached hereto as Exhibit B. PeopleSoft shall have sole discretion to choose the PeopleSoft software products to be provided to Company.

    SOFTWARE SUPPORT SERVICES - Upon receipt of applicable fees, PeopleSoft will provide technical support for the PeopleSoft Software licensed hereunder to Company during the Term, including telephone support, software fixes to errors and software upgrades, pursuant to PeopleSoft's current standard published Alliance Software Support Services Terms and Conditions, a copy of which can be found on PeopleSoft Alliance Connection. The PeopleSoft support hotline will handle only general questions about using PeopleSoft software. Company shall pay an annual Software Support Services fee for each copy of Software licensed hereunder equal to fifty percent (50%) of PeopleSoft's then current alliance program license fee for such Software. However, Companys who are also Customers shall pay an annual Software Support
    Services fee for each copy of Software licensed hereunder equal to thirty-seven and a half percent (37.5%). Software Support Services are included in the initial license fee only during the first year after a copy of Software is licensed.

4. CONFLICT. In the event of any conflicts or inconsistencies between the provisions of this Addendum and the Agreement and/or any addenda thereto, the provisions of this Addendum shall prevail. The remainder of the Agreement shall remain in full force and effect, unamended.


This Addendum must be executed  within sixty (60) days  following MAY 2, 2000 to
                                                                  -----------
be valid.

ACCEPTED BY:                                    ACCEPTED BY:
INTELLIGROUP, INC. AND ITS WHOLLY OWNED         PEOPLESOFT, INC.
SUBSIDIARY EMPOWER, INC.


/s/ Kurt Collins                                /s/ Bill Parsons
--------------------------------------          --------------------------------
Authorized Signature                            Authorized Signature


Kurt Collins, VP Empower Solutions              BILL PARSONS, ALLIANCES V.P.
--------------------------------------          --------------------------------
Printed Name and Title                          Printed Name and Title
                                                Effective Date:   5/5/00
                                                               ------------
                                                (To be completed by PeopleSoft)


                                                    ----------------------
                                                         Standard Form
                                                           Agreement

                                                      RK 5/2/2000 3:23 PM
                                                    ----------------------

--------------------------------------------------------------------------------
PeopleSoft         SOFTWARE AND SUPPORT SERVICE ADDENDUM TO THE
Logo here               SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------
                                    EXHIBIT A
                                    ---------
                      SOFTWARE LICENSE TERMS AND CONDITIONS
                      -------------------------------------
                              ("LICENSE AGREEMENT")


1.   DEFINITIONS
"DOCUMENTATION" means only technical publications relating to the use of the Software, such as reference, user, installation, systems administrator and technical guides, delivered by PeopleSoft to Company.
"IMPLEMENTATION TOOLS" shall consist only of software developed by Company, using the Software licensed hereunder, which Company utilizes solely in connection with the provision of Services to Customers. Implementation Tools do not include any PeopleSoft Software.
"PEOPLETOOLS AND PEPPERTOOLS" means the underlying architecture from which the Software is designed, and includes software application programming tools and code.
"SCHEDULE(S)" means the independent Software product schedule or schedules executed by the parties and which reference this Agreement. Each Schedule is a separate and independent contractual obligation from any other Schedule.
"SITE" means a specific, physical location of Company's server as set forth in the applicable Schedule that shall be the one location to which Support Services are provided, if at all.
"SOFTWARE" means any or all portions of the then commercially available global version of the binary computer software programs and enhancements thereto, (including corresponding source code, unless specifically excluded elsewhere in the Agreement) and Documentation delivered by PeopleSoft or made by Company only as listed in the applicable Schedule. Software includes the third-party software delivered by PeopleSoft as specified in the Schedule, and modifications made to the Software. Software does not include source code to (i) PeopleTools; (ii) third party Software; or to (iii) PepperTools. Unless specifically stated otherwise, all Software is delivered to Company only if and when generally commercially available.

2.   LICENSE
2.1 PeopleSoft grants Company a non-exclusive, nontransferable license to use the licensed Software, solely during the Term for the following limited purposes:
     a) To develop internal training programs for Company's employees and/or consultants; and
     b) To develop Implementation Tools solely for use in connection with Company's provision of Services to Customers located in the Territory.
2.2  Company may NOT:
     a) Distribute, transfer, market or resell a Software license to any Customer or any other third party;
     b) Provide Services to PeopleSoft distributors or resellers including, but not limited to, ADP or Electronic Data Systems for further distribution or marketing; or
     c) Create modifications for multiple customer use unless specifically authorized in advance in writing by PeopleSoft.
2.3 LAN copies of the Software shall be used solely at the Site specified in the applicable Schedule. Single User copies of the Software shall be used solely on equipment owned or leased by Company which is in the exclusive control of Company. Company shall use any third party software products or modules provided by PeopleSoft solely with PeopleSoft Software.
2.4 PeopleSoft shall provide Company with the number of copies of Software and Documentation only as specified in the applicable Schedule. Company may make a reasonable number of copies of the Software solely for archive or emergency back-up purposes and/or disaster recovery testing purposes.

3.   LICENSE EXCLUSIONS
3.1  Except as expressly authorized herein, Company shall not:
     a)   Copy the Software;
     b) Cause or permit reverse compilation or reverse assembly of all or any portion of the Software;
     c) Distribute, disclose, market, rent, lease or transfer to any third party any portion of the Software (including PeopleTools) or the Documentation or use the Software or Documentation in any service bureau arrangement, facility management or third party training;
     d) Publish the results of Software performance benchmarks to any third party without PeopleSoft's prior written consent;
     e) Transfer the Software to a different software database platform without the prior written consent of PeopleSoft and payment of any additional fees which may be due;
     f) Transfer the Software to a different Site without prior written notice to PeopleSoft, and without paying applicable fees;
     g) Export the Software in violation of U.S. Department of Commerce export administration regulations; or
     h)   Use PeopleTools except solely in conjunction with Software.

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PeopleSoft         SOFTWARE AND SUPPORT SERVICE ADDENDUM TO THE
Logo here               SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------

3.2 No license, right, or interest in any PeopleSoft trademark, trade name, or service mark is granted hereunder.

4. TITLE AND PROTECTION. PeopleSoft (or its third-party providers) retains title to all portions of the Software, derivative works and any copies thereof. Title to the physical media for the Software vests in Company upon delivery. The Software contains valuable proprietary information and trade secrets, and shall be treated as Confidential Information. Company shall affix, to each full or partial copy of the Software made by Company, all copyright and proprietary information notices as were affixed to the original. If Company creates a Software modification using PeopleTools, Company shall only have title in such modification that remains after PeopleTools has been separated from the modification. Company shall use modifications to the Software solely in accordance with this Agreement. In the event Company provides Software modifications to PeopleSoft, PeopleSoft shall have a perpetual, royalty-free license from Company to use, enhance and incorporate such modifications into
PeopleSoft's software products for general use and distribution. Not modification, however extensive, shall diminish PeopleSoft title or right to the Software. The obligations set forth in this paragraph shall survive termination of this Agreement.

5. PATENT AND COPYRIGHT INDEMNITY. PeopleSoft shall indemnify and defend Company against any claims that the Software infringes any United States or Canadian patent or copyright; provided that PeopleSoft is given prompt notice of such claim and is given information, reasonable assistance, and sole authority to defend or settle the claim. In the defense or settlement of the claim, PeopleSoft shall, in its reasonable judgment and at its option and expense: (i) obtain for Company the right to continue using the Software, (ii) replace or modify the Software so that it becomes noninfringing while giving equivalent performance; or (iii) if PeopleSoft cannot obtain the remedies in (i) or (ii), as its sole obligation, terminate the license for the infringing Software, and upon receipt of the infringing Software, return only the license fees paid by Company for such Software, prorated over a five year term from the applicable Schedule Effective Date PeopleSoft shall have no liability to indemnify or defend Company if the alleged infringement is based on: (i) a modification of the Software by anyone other than PeopleSoft or (ii) the use of the Software other than in accordance with the Documentation or the terms set forth in this Agreement. The obligations set forth in this paragraph shall survive termination of this Agreement.

6.   DEFAULT AND TERMINATION
6.1  Any of the following shall constitute an event of default:
a) Company fails to perform any of its obligations under the Sections entitled "License Exclusions" or "Title and Protection"; or
b) Either party fails to perform any other material obligation under this License Agreement and such failure remains uncured for more than thirty
     (30) days after receipt of written notice thereof.
6.2 If an event of default occurs, the nondefaulting party, in addition to any other rights available to it under law or equity, may terminate this Agreement and all licenses granted hereunder by written notice to the defaulting party. Except as otherwise specifically stated herein, remedies shall be cumulative and there shall be no obligation to exercise a particular remedy.
6.3 Within ten (10) days following the termination of this License Agreement, Company shall certify in writing to PeopleSoft that all copies of the Software and Documentation in any form, including partial copies within modified versions, have been destroyed or returned to PeopleSoft.

7. LIMITED WARRANTY. PeopleSoft warrants that it has title to the Software and/or the authority to grant licenses to use the third party Software. PeopleSoft warrants that the Software will perform substantially in accordance with the Documentation for a period of one (1) year from the date of initial installation and that the Software media is free from material defects. PeopleSoft does not warrant that the Software is error-free. PeopleSoft's sole obligation is limited to repair or replacement of the defective Software, provided Company notifies PeopleSoft of the deficiency within the one-year period and provided Company has installed all Software updates provided by
PeopleSoft's technical support service. PEOPLESOFT DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

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PeopleSoft         SOFTWARE AND SUPPORT SERVICE ADDENDUM TO THE
Logo here               SERVICE ALLIANCE MASTER AGREEMENT
--------------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                              SOFTWARE SCHEDULE #1
                              --------------------

This Schedule to the License Agreement is made as of the Addendum Effective Date between PeopleSoft and Company. This Schedule is part of the License Agreement incorporate by reference in the Addendum. Capitalized terms shall have the meaning ascribed to them in the License Agreement, Handwritten or typewritten text (other than information which is specifically called for in the spaces provided) which purports to modify or supplement the printed text of this Schedule shall have no effect and shall not add to or vary the terms of the License Agreement. All Software listed herein is deliverable only if any when generally available.

--------------------------------------------------------------------------------------------------------------------------
PRIMARY CONTACT                                 BILLING INFORMATION               SHIPPING/SITE INFORMATION
--------------------------------------------------------------------------------------------------------------------------
Contact:  Kurt Collins                          Contact: Same                     Contact:  Same
--------------------------------------------------------------------------------------------------------------------------
Address:  3343 Peachtree Rd.                    Address:  Same                    Address:  Same
Suite 270, Atlanta, GA  30326
--------------------------------------------------------------------------------------------------------------------------
Email: kurt_collins@empowersolutions.com        Email:  same                      Email:  same
--------------------------------------------------------------------------------------------------------------------------
Phone:  404-995-3815                            Phone:  same                      Phone:  same
--------------------------------------------------------------------------------------------------------------------------
Fax:  404-995-3835                              Fax:  same                        Fax:  same
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
               Software/Service                                         Database       OS       Per       #       Total
(indicate specific Software modules or "suite")**       Release         Platform               Copy     Copies    License
                                                                                              License             Fee***
                                                                                                Fee
--------------------------------------------------------------------------------------------------------------------------
 None                                                                                         No Fee                $0.00
--------------------------------------------------------------------------------------------------------------------------
                                                                         TOTAL SOFTWARE LICENSE:               No Fee US$
                                                                                                                     0.00
--------------------------------------------------------------------------------------------------------------------------

*       LAN versions are unlimited Users.
** Please refer to attached Software Product Descriptions for details about software modules contained in each product description.
*** Company shall pay all amounts due hereunder within thirty (30) days from the date of the invoice.


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PeopleSoft         SOFTWARE AND SUPPORT SERVICE ADDENDUM TO THE
Logo here               SERVICE ALLIANCE MASTER AGREEMENT
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LICENSE TO USE SOFTWARE PREVIOUSLY LICENSED UNDER SEPARATE AGREEMENTS
The parties agree that the following list of Software is a true and complete list of the PeopleSoft Software currently in the possession of Licensee, which Software Licensee desires to keep, and that such Software was previously licensed under the terms of one or more other agreements which have expired or are superseded by this Agreement. PeopleSoft hereby grants a license to Licensee to continue to use the following Software solely pursuant to Exhibit A, Software License Terms and Conditions, contained herein and executed herewith. The parties further agree that any such prior agreement under which any of the below listed Software was licensed is hereby superseded. Licensee represents and warrants that any PeopleSoft software in possession which is not listed herein will be destroyed or returned to PeopleSoft within ten (10) days of the execution of this Agreement. Software support services will continue to be provided on the below listed Software in accordance with the terms of PeopleSoft's current standard published Alliance Software Support Services Terms and Conditions, a copy of which can be found on PeopleSoft Alliance Connection, upon PeopleSoft's receipt of the annual support services fees at the rates previously agreed upon in the expired or superseded agreements. Licensee understands and agrees that PeopleSoft will invoice Licensee for all Software support services for the below listed Software on one annual invoice, on which PeopleSoft will pro-rate fees as appropriate.

              SOFTWARE MODULE/SUITE               RELEASE    DATABASE PLATFORM     COPIES    DATE ACQUIRED
-------------------------------------------------------------------------------------------------------
        HRMS Suite                                      6.0           Oracle (LAN)*          1        07/15/97
     Financials Suite                                   6.0           Oracle (LAN)*          1        07/15/97
    Distribution Suite                                  6.0           Oracle (LAN)*          1        07/15/97
   Manufacturing Suite                                  6.0           Oracle (LAN)*          1        07/15/97
        HRMS Suite            Application Update        7.0           Oracle (LAN)*          1        01/08/98
     Financials Suite         Application Update        7.0           Oracle (LAN)*          1        01/08/98
    Distribution Suite        Application Update        7.0           Oracle (LAN)*          1        01/08/98
   Manufacturing Suite        Application Update        7.0           Oracle (LAN)*          1        01/08/98
        HRMS Suite            Application Update        7.5           Oracle (LAN)*          1        06/16/98
     Financials Suite         Application Update        7.5           Oracle (LAN)*          1        06/16/98
    Distribution Suite        Application Update        7.5           Oracle (LAN)*          1        06/16/98
   Manufacturing Suite        Application Update        7.5           Oracle (LAN)*          1        06/16/98
Student Administration Suite                            7.0            Single User           1        09/01/98
Student Administration Suite  Application Update        7.5            Single User           1        01/22/99
     Financials Suite         Public Sector             7.0            Single User           1        06/18/99
     Financials Suite         Public Sector             7.0        MS SQLServer (LAN)*       1        06/18/99
        HRMS Suite            Education & Govt          7.5            Single User           1        06/18/99
        HRMS Suite            Education & Govt          7.5        MS SQLServer (LAN)*       1        06/18/99
Student Administration Suite                            7.5            Single User           1        06/18/99
Student Administration Suite                            7.5        MS SQLServer (LAN)*       1        06/18/99


ACCEPTED BY:                                    ACCEPTED BY:
INTELLIGROUP, INC. AND ITS WHOLLY OWNED         PEOPLESOFT, INC.
SUBSIDIARY EMPOWER, INC.


/s/ Kurt Collins                                /s/ Bill Parsons
--------------------------------------          --------------------------------
Authorized Signature                            Authorized Signature


Kurt Collins, VP Empower Solutions              BILL PARSONS, ALLIANCES V.P.
--------------------------------------          --------------------------------
Printed Name and Title                          Printed Name and Title


                                                    ----------------------
                                                         Standard Form
                                                           Agreement

                                                      RK 5/2/2000 3:23 PM
                                                    ----------------------



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PeopleSoft         SOFTWARE AND SUPPORT SERVICE ADDENDUM TO THE
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                          SOFTWARE PRODUCT DESCRIPTIONS

                                     (NONE)







                                                                     Page 6 of 6